UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 14, 2007

Footstar, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11681	22-3439443
(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard
Mahwah New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

(201) 934-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 14, 2007, Footstar, Inc. (the “Company”) announced that the date for the Company’s 2007 Annual Meeting of Shareholders for May 9, 2007. Proxy statements, Annual Reports to Shareholders, voting materials and meeting information will be delivered to shareholders of record as of April 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 14, 2007
FOOTSTAR, INC.

		By:	/s/ Maureen Richards
Maureen Richards
Senior Vice President, General
Counsel and Corporate Secretary